Exhibit 10.46

JOINDER TO LOAN AGREEMENT OF NATURADE, INC.

The undersigned is executing and delivering this Joinder to Loan Agreement (“Joinder Agreement”) pursuant to that certain Loan Agreement dated as of April 13, 2003 (the “Loan Agreement”) by and among Naturade, Inc. (“Borrower”) and the lender parties listed on Schedule I thereto (each a “Lender” and collectively the “Lender Group”).

Any capitalized terms used but not defined herein shall have the meanings ascribed to them in the Loan Agreement.

By executing and delivering this Joinder Agreement to Borrower and Lender Group, the undersigned (“Joining Party”) hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Loan Agreement in the same manner as if he were an original signatory to such agreement.  Joining Party further acknowledges and agrees that he shall be a “Lender,” as such term is defined in the Loan Agreement, and that all notices and communications between Joining Party and Borrower and all actions concerning collateral under the Loan Agreement shall be made by Collateral Agent, as provided in the Loan Agreement.

Joining Party represents to Corporation and Lender Group that he is an accredited investor as defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended.

The maximum amount of advances under the Loan Agreement, to be entered beside the name and address of Joining Party on Schedule I to the Loan Agreement, is $100,000.

Contemporaneously with the delivery of this Joinder Agreement, the Joining Party shall execute and deliver to Borrower a Subordination Agreement in the form of Exhibit C to the Loan Agreement.

All notices and other communications provided for under the Loan Agreement to Joining Party shall be as follows:

Bill D. Stewart
28551 Avenida la Mancha
San Juan Capistrano, CA 92675
Fax: 949-496-9855

IN WITNESS WHEREOF, Joining Party has executed and delivered this Joinder to Loan Agreement as of the 14 day of April, 2004.

/s/ Bill D. Stewart
Bill D. Stewart

ACKNOWLEDGED:

NATURADE, INC.

By: /s/ Stephen M. Kasprisin

Name: Stephen M. Kasprisin
Title: Chief Financial Officer
Date: April 14, 2004